UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 1, 2006

ISONICS CORPORATION

(Name of small business issuer as specified in its charter)

California	001-12531	77-0338561
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

5906 McIntyre Street, Golden, Colorado 80403

Address of principal executive offices

303-279-7900

Telephone number, including
Area code

Not applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 – Unregistered Sales of Securities

On March 20, 2006, we issued 100,000 shares of our restricted common stock to Harborview Capital Management, LLC (“Harborview”) in consideration for consulting services rendered and to be rendered by Harborview to us under a Consulting Agreement.  Harborview is an accredited investor.  The following sets forth the information required by Item 701 in connection with that transaction:

(a)                                  The transaction was completed effective March 20, 2006.   We issued 100,000 shares of our restricted common stock to one accredited investor.

(b)                                 There was no placement agent or underwriter for the transaction.

(c)                                  The shares were not sold for cash.  We issued the shares in exchange for consulting services.

(d)                                 We relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933 for this transaction, as well as Regulation D and Regulation S.  We did not engage in any public advertising or general solicitation in connection with this transaction. We provided the accredited investor with disclosure of all aspects of our business, including providing the accredited investor with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information.  Based on our investigation, we believe that the accredited investor obtained all information regarding Isonics it requested, received answers to all questions it posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e)                                  The common stock issued in this transaction is not convertible or exchangeable.  No warrants were issued in this transaction.

(f)                                    We received no cash proceeds from the issuance of the shares.

On March 30, 2006, we entered into an agreement with the former owners of Protection Plus Security Consultants, Inc. (“PPSC”), a company we acquired in May 2005 that is now our wholly-owned subsidiary.  The agreement allowed us to resolve certain mutual obligations with the former owners (Messrs. Michael Caridi and Peter Christiansen).  We also amended our lease for the PPSC office spaces to a lease that we can terminate on notice.  As a result of these agreements, we issued 200,000 shares of restricted common stock to Messrs. Caridi and Christiansen.

(a)                                  The transaction was completed effective March 30, 2006.   We issued 200,000 shares of our restricted common stock to Messrs. Caridi and Christiansen, both accredited investors.

(b)                                 There was no placement agent or underwriter for the transaction.

(c)                                  The shares were not sold for cash but in satisfaction of certain contractual obligations and as consideration for amendment of a real estate lease.

(d)                                 We relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933 for this transaction, as well as Regulation D and Regulation S.  We did not engage in any public advertising or general solicitation in connection with this transaction. We provided the accredited investors with disclosure of all aspects of our business, including providing the accredited investors with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information.  Based on our investigation, we believe that the accredited investors obtained all information regarding Isonics they requested, received answers to all questions they posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e)                                  The common stock issued in this transaction is not convertible or exchangeable.  No warrants were issued in this transaction.

(f)                                    We received no cash proceeds from the issuance of the shares.

On April 1, 2006, we issued 1,606,270 shares of our common stock to holders of our 8% convertible debentures in payment of our principal obligation and our interest obligation for the month ended March 31, 2006.  The following sets forth the information required by Item 701 in connection with that transaction:

(a)                                  The transaction was completed effective April 1, 2006.

(b)                                 There was no placement agent or underwriter for the transaction.

(c)                                  The shares were not sold for cash, but were issued to satisfy obligations we had under the 8% convertible debentures to pay principal and interest.

(d)                                 We relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933 for this transaction, as well as Section 3(a)(9).  We did not engage in any public advertising or general solicitation in connection with this transaction.  The investors had access to all of our reports filed with the Securities and Exchange Commission, our press releases and other financial, business and corporate information.  Based on our investigation, we believe that the investors obtained all information regarding Isonics that they requested, received answers to all questions they posed and otherwise understood the risks of accepting our securities for investment purposes.

(e)                                  The common stock issued in this transaction is not convertible or exchangeable.  No warrants were issued in this transaction.

(f)                                    We received no cash proceeds from the issuance of the shares.  We did receive a relief from indebtedness as described above.

On May 1, 2006, we issued 1,616,433 shares of our common stock to holders of our 8% convertible debentures in payment of our principal obligation and our interest obligation for the month ended April 30, 2006.  The following sets forth the information required by Item 701 in connection with that transaction:

(a)                                  The transaction was completed effective May 1, 2006.

(b)                                 There was no placement agent or underwriter for the transaction.

(c)                                  The shares were not sold for cash, but were issued to satisfy obligations we had under the 8% convertible debentures to pay principal and interest.

(d)                                 We relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933 for this transaction, as well as Section 3(a)(9).  We did not engage in any public advertising or general solicitation in connection with this transaction.  The investors had access to all of our reports filed with the Securities and Exchange Commission, our press releases and other financial, business and corporate information.  Based on our investigation, we believe that the investors obtained all information regarding Isonics that they requested, received answers to all questions they posed and otherwise understood the risks of accepting our securities for investment purposes.

(e)                                  The common stock issued in this transaction is not convertible or exchangeable.  No warrants were issued in this transaction.

(f)                                    We received no cash proceeds from the issuance of the shares.  We did receive a relief from indebtedness as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 1st day of May 2006.

Isonics Corporation

By:	/s/ James E. Alexander
James E. Alexander
President and Chief Executive Officer